Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.
         240.14a-12

                            China NetTV Holdings Inc.
                                  -------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                                 --------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 1)  Title of each class of securities to which transaction applies:

-----------------------------------------------------------------
 2)  Aggregate number of securities to which transaction applies:
-----------------------------------------------------------------
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------
 4)  Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------

                            China NetTV Holdings Inc.
                             (a Nevada, USA company)
                          World Trade Centre, Suite 536
                           999 Canada Place, Vancouver
                                BC V6C 3E2 Canada

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 20, 2005


     Notice is hereby given that the Annual Meeting of Shareholders of China NetTV Holdings Inc., (hereinafter referred to as "the Company") will be held on the 20th day of December, 2005 at World Trade Centre, Suite 536, 999 Canada Place, Vancouver, Canada, at 11:30 a.m., Vancouver time, for the following purposes:


     1. To elect directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

     2. To appoint Clancy & Co., Chartered Accountants, as the auditor for the company for the year ensuing.

     3. To approve the Amendment of the Articles of Incorporation to increase the authorized capital to from 200,000,000 to 500,000,000 common shares.


     4. To change the name of the Company to Great China Mining, Inc. or as close thereto as is available and to authorize the Amendment of the Articles of Incorporation to recite the new name.


     5. To transact such other business as may properly come before the annual meeting or any postponement of or adjournment thereof.


     The Board of Directors has fixed the closing of business on November 14, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.


         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2004 accompanies this Notice of Annual Meeting and Proxy Statement. Also accompanying this Notice are the Agenda, Instrument of Proxy, and Notes thereto.

         All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.


Dated at Vancouver, British Columbia, this _____ day of November 2005.



                                              -----------------------
                                              Anthony Garson, CEO
                                             China NetTV Holdings Inc.

                                 PROXY STATEMENT

                            China NetTV Holdings Inc.
                             (a Nevada, USA company)
                          World Trade Centre, Suite 536
                           999 Canada Place, Vancouver
                                BC V6C 3E2 Canada


                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                December 20, 2005


                             SOLICITATION OF PROXIES


         This Proxy Statement is being furnished to the shareholders of China NetTV Holdings Inc., a Nevada corporation, in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 11:30 a.m., Vancouver time, December 20, 2005 at World Trade Centre, Suite 536, 999 Canada Place, Vancouver, Canada.


            While it is expected that the solicitation will be primarily by mail, proxies may be solicited personally or by telephone by the directors, officers, and regular employees of the Company at nominal cost. All costs of solicitation of proxies by management will be borne by the Company.

             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.


Shareholders are advised that a majority of the shares issued and outstanding have indicated that they intend to vote in favor of the proposals, so it is reasonably assured that the actions will be taken.


                           APPOINTMENT OF PROXYHOLDER

      The persons named in the accompanying instrument of proxy is an officer of the Company. A shareholder wishing to appoint some other person (who need not be a shareholder) to represent him or her at the meeting has the right to do so, either by inserting such person's name in the blank space provided in the accompanying proxy and striking out the two printed names, or by completing another proxy. If a shareholder appoints one of the persons designated in the accompanying instrument of proxy as a nominee and does not direct the said nominee to vote either for or against or withhold from voting on a matter or matters with respect to which an opportunity to specify how the shares registered in the name of such shareholder shall be voted, the proxy shall be voted FOR such matter or matters.

            The Instrument of Proxy must be in writing and signed by the shareholder or by the shareholder's attorney duly authorized in writing or, if the shareholder is a body corporate or association, signed by any individual authorized by a resolution of the directors or governing body of the body corporate or association. An Instrument of Proxy will only be valid if it is duly completed, signed, dated and received at the office of the Company located at World Trade Centre Suite 536, 999 Canada Place, Vancouver, BC V6C 3E2 Canada (Fax: 1(604) 641 - 1377) not less than 48 hours (excluding Saturdays, Sunday and holidays) before the commencement of the Meeting or any adjournment thereof, unless the Chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.


                               REVOCATION OF PROXY

      A shareholder who has given an Instrument of Proxy may revoke it by an instrument in writing signed by the shareholder or by the shareholder's attorney authorized in writing or, if the shareholder is a corporation or association, signed by any individual authorized by a resolution of the directors or governing body of the body corporate or association, and delivered to the office of the Company located at World Trade Centre Suite 536, 999 Canada Place, Vancouver, BC V6C 3E2 Canada at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the Instrument of Proxy is to be used, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof or in any other manner provided by law. A revocation of an Instrument of Proxy does not affect any matter on which a vote has been taken prior to the revocation.

            The Chairman of the Meeting will have the discretion to accept or reject proxies otherwise deposited.

WE ARE ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED TO SEND US A PROXY.


                                VOTING OF PROXIES

THE MANAGEMENT REPRESENTATIVES DESIGNATED IN THE ENCLOSED INSTRUMENT OF PROXY WILL VOTE OR WITHHOLD FROM VOTING THE SHARES IN RESPECT OF WHICH THEY ARE APPOINTED PROXY ON ANY POLL THAT MAY BE CALLED FOR IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER AS INDICATED ON THE INSTRUMENT OF PROXY AND, IF THE SHAREHOLDER SPECIFIES A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON, THE SHARES WILL BE VOTED ACCORDINGLY. WHERE NO CHOICE OR WHERE BOTH CHOICES ARE SPECIFIED IN THE INSTRUMENT OF PROXY, IT IS INTENDED THAT SUCH SHARES WILL BE VOTED "FOR" THE MATTERS OR PERSONS DESCRIBED THEREIN AND IN THIS INFORMATION CIRCULAR.

            The enclosed Instrument of Proxy confers discretionary authority upon the person appointed proxy thereunder to vote with respect to amendments or variations of matters identified in the Notice of Meeting and with respect to other matters that may properly come before the Meeting. In the event that amendments or variations to matters identified in the Notice of Meeting are properly brought before the Meeting or any other business is properly brought before the Meeting, it is the intention of the persons designated in the enclosed Instrument of Proxy to vote in accordance with their best judgment on such matters or business. At the time of the printing of this Information Circular, management of the Company knows of no such amendment, variation or other matter which may be presented to the Meeting.

                                  VOTING RIGHTS


         Stockholders of record of the Company as of the close of business on November 14, 2005 have the right to receive notice of and to vote at the Annual Meeting. On November 14, 2005, the Company had issued an outstanding [199,596,575] shares of Common Stock (the "Common Stock"), the only class of voting securities outstanding. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumu-latively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.



                               EXPENSE OF MAILING

         The expense of preparing and mailing of this Proxy Statement to shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees and fiduciaries to forward this Proxy Statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. The Company will not reimburse such persons for the cost of forwarding.

                                     PROXIES

         In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the Amendment and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to evocations of proxies should be addressed to Maurice Tsakok, Secretary, China NetTV Holdings Inc., World Trade Centre, Suite 536, 999 Canada Place, Vancouver, BC V6C 3E2 Canada.


HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

The person named as proxy is Maurice Tsakok, Secretary and Director of the Company.

In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for reasonable out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

None. No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon, except that all officers and directors may be deemed beneficiaries under the Employee Stock Award Program.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP


         As of the call date of the meeting, November 14, 2005, the total number of common shares outstanding and entitled to vote was [199,596,575]. The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.



                                   RECORD DATE


         Stock transfer records will remain open. November 14, 2005 shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth information as of November 14, 2005, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment by such person.


Title of Class          Name and Address of Beneficial       Amount and Nature of      Percentage of            Percentage of
                        Owner                                Beneficial Ownership      Class                    Class
                                                                                       Pre-Transaction          Post-Transaction
----------------------- ------------------------------------ ------------------------- ------------------       ------------------
Common stock            Zhi Wang (Chairman/Director)                20,000,000 total         5.4%               7.2%
                        116 - 2205 Bridgeport Pkwy.                 10,600,000 owned
                        California  94404                       (Plus 9,400,000 shares
                                                                issuable under Highland
                                                                Acquisition agreement)

----------------------- ------------------------------------ ------------------------- ------------------
Common stock            Richco Investors Inc.                       15,000,000               7.6%               5.4%
                        Suite 900, 789 West Pender Street
                        Vancouver, B.C., V6C 1H2

----------------------- ------------------------------------ ------------------------- ------------------
Common stock            Anthony Garson                              1,000,000*               0.5%               .36%
                        Suite 536, World Trade Centre           Options for Common stock
                        999 Canada Place
                        Vancouver, BC V6C 3E2
----------------------- ------------------------------------ ------------------------- ------------------
Common stock            Maurice Tsakok (Director)                        0                   0%                 0
                        900-789 W. Pender St.
                        Vancouver, BC
                        Canada V6C 1H2

----------------------- ------------------------------------ ------------------------- ------------------
Common stock            Jie Yang (Director)                          2,650,000 owned        .9%                 1.8%
                                                                (Plus 2,350,000 shares
                                                                issuable under Highland
                                                                Acquisition Agreement)

----------------------- ------------------------------------ ------------------------- ------------------

                        TOTAL AS A GROUP   Pre-transaction          29,250,000              14.2%
                                           Post-transaction         41,000,000                                  14.76%
----------------------- ------------------------------------ ------------------------- ------------------


* Issuable or exercisable within 60 days as countable under Section 13d(2).


                          VOTING REQUIRED FOR APPROVAL

         I. A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

         II. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

         III. The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting involving amending the Articles of Incorporation, a majority of the shares issued and outstanding must vote in favor of the Articles of Amendment.

               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

         (a) Cash Compensation.

         Compensation paid by the Company for all services provided during the fiscal year ended December 31, 2004 (1) to each of the Company's two most highly compensated executive officers whose cash compensation exceeded $60,000.00 and
(2) to all officers as a group is set forth below.



                                        SUMMARY COMPENSATION TABLE OF EXECUTIVES

                                        Annual Compensation                           Long Term Compensation
                       ------------------------------------------------------    ---------------------------------
     Name and                                                Other Annual                            Securities
     Principal                                               Compensation         Restricted         Underlying/Options
     Position           Year   Salary ($)     Bonus ($)       Awards ($)        Stock Grants         Agreements

    Ronald Xie,         2004   -                  30,000             57,600      -                   9,639,000
                                                                                                     (Finder's fee
                                                                                                     under Highland
                                                                                                     Acquisition Agreement.)
President/Director      2003   -                  20,000             60,000      -                  -
   (resigned on
  Nov. 03, 2004)

------------------------------------------------------------------------------------------------------------------
  Anthony Garson        2004   -            -                        38,714      -                  1,000,000

President/Director      2003   -            -                        12,089      -                  -

------------------------------------------------------------------------------------------------------------------
     Jie Yang           2004   -                  10,000             48,043      2,650,000(1)       2,350,000 (2)
                                                                                                    (under Highland
  Vice President/       2003   -                  10,000             30,000      -                  agreement)

     Director

------------------------------------------------------------------------------------------------------------------
  Maurice Tsakok        2004   -            -                        38,520      -                  -

    Secretary/          2003   -            -                        19,260      -                  -

     Director

------------------------------------------------------------------------------------------------------------------
     Gary Gui           2003   -            -                        11,754      -                  -

  Vice President
 (Resigned 2003)
------------------------------------------------------------------------------------------------------------------
(1) Pursuant to Highland Acquisition Agreement.


Total for Executives    2004   -            -         40,000        222,554  1,750,000              11,989,000

                        2003   -            -         30,000        133,103      -                  -

         (b) Compensation Pursuant to Plans. Set forth below under directors.

         (c) Other Compensation. None.

         (d) Compensation of Directors. See stock options below.

            Compensation paid by the Company for all services provided during the period ended December 31, 2004 (1) to each of the Company's directors whose cash compensation exceeded $60,000.00 and (2) to all directors as a group is set forth below:




                                   DIRECTORS' COMPENSATION 2004

                             Annual Compensation                      Security Grants
                     -------------------------------------    ---------------------------------
   Name and            Annual                Consulting           Number           Number
   Principal          Retainer    Meeting    Fees/Other             of         of Underlying
   Position           Fees ($)   Fees ($)     Fees ($)            Shares        Options/SARs

Ronald Xie,              -       -          -                 -               -
 (resigned on
 May 4, 2004)

Anthony Garson           -       -          -                 -               1,000,000

   Jie Yang (1)          -       -          -                 2,650,000       2,350,000(2)
                                                                              (Mandatory issuance under
                                                                              Highland Acquisition Agreement)

   Zhi Wang (1)          -       -                39,000      10,600,000      9,400,000(2)
(Chairman)                                                                    (Mandatory issuance under
                                                                              Highland Acquisition Agreement)
Maurice Tsakok           -       -          -                 -               -

Loong Keng Lim           -       -          -                 -               -
 (resigned on
March 30, 2004)
--------------------------------------------------------------------------------------------------------------
Total 2004               -       -          -     39,000      -               12,750,000


(1)  Pursuant to Highland Acquisition Agreement

(2) The following people (including directors) are entitled to be issued additional shares pursuant to the Highland Acquisition Agreement dated November 5, 2004 which are in form of an Agreement to issue shares upon an increase of the authorized shares (see Description and discussion herein under Proposal #3) as follows:

Du Yan Guang                            3,760,000 shares
Fu You Zhen                             3,290,000 shares
Gao Fengyi                              5,640,000 shares
Han Qing Lin                            2,490,000 shares
Ibrahim Abdullah                        4,700,000 shares
Ma Xiao Jun                             3,525,000 shares
Noorappa Abdulrahim Kamaludeen          4,700,000 shares
Wang Donghong                             470,000 shares
Wang Jing                               3,760,000 shares
Wang Lan Mei                            3,760,000 shares
Wang Qiang                              3,290,000 shares
Wang Yu Lan                             3,525,000 shares
Yang Yan                                5,640,000 shares
Yi Ting Bin                               235,000 shares
Zhang Zhen Kai                            235,000 shares
Zhu Guang Min                           4,230,000 shares
Jie Yang (Director)                     2,350,000 shares
Zhi Wang (Director)                     9,400,000 shares
                                       -----------------
Total                                  65,000,000 shares

Ronald Xie (Finder's Fees)              9,639,000 shares

Under an agreement between prior option holders and the Company, options granted during the period ending on December 31, 2003 have been cancelled.


Committees and Meetings


     The Board held multiple meetings during the fiscal year ended December 31, 2004. The Company did not have separate Audit and Compensation Committees. The Board acted as a standing Audit and Compensation Committees. The Audit Committee conducted its business during the regular meetings of the Board of Directors during the last fiscal year and in addition, conferred from time to time as necessary. The Board has no separate nominating committee. The Board acted as nominating committee. All directors attended more than 75% of the Board meetings and the meetings of the Board committees on which such directors served.


     The Audit Committee has the responsibility to review the scope of the annual audit, recommend to the Board the appointment of the independent auditors, and meet with the independent auditors for review and analysis of the Company's systems, the adequacy of controls and the sufficiency of financial reporting and accounting compliance.

                      COMPENSATION COMMITTEE INTERLOCKS AND
                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The disclosure is made under Management Experience. Decisions as to executive compensation are made by the Compensation Committee.

             Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                                  ANNUAL REPORT


     The Company's Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2004 (the "Form 10-KSB") is being furnished simultaneously herewith. The Form 10-KSB/A2 is considered a part of this Proxy Statement and incorporated herein by this reference.

     The Company will also furnish to any stockholder of the Company a copy of any exhibit to the Form 10-KSB, as amended, as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to Maurice Tsakok, Secretary, at World Trade Centre, Suite 536, 999 Canada Place, Vancouver, BC V6C 3E2 Canada.


                         BOARD OF DIRECTORS AND OFFICERS


          The persons listed below are Officers and the members of the Board of Directors. Three persons designated with numerals (1), (2), and (3) are nominees for Director for the following term. Mr. Tsakok is not standing for reelection as a director.



                        DIRECTORS AND EXECUTIVE OFFICERS


         The directors and executive officers of the Company as of November 21, 2005 are as follows:



Name                        Position Held with the    Age    Period of Service
                            Company                          as Officer or
                                                             Director
--------------------------------------------------------------------------------


Anthony Garson(1)           President, Director       61     Annual
                            CEO/CFO

Maurice Tsakok              Secretary, Director       52     Annual

Jie Yang                    Vice President, Director  42     Annual

Zhi Wang(3)                 Chairman, Director        47     Annual


         The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

         The principal occupations of each director and officer of the Company for at least the past five years are as follows:


                              MANAGEMENT EXPERIENCE

Anthony Garson, President since May 2004, Vice-Chairman and Director, he obtain-ed a BSc in 1969 from the University of Waterloo, Ontario. He received an MBA from University of Toronto, Ontario in 1983. Mr. Garson was President and Director of International Arimex Resources Inc. from 2003 to June 2004. He has been a Director of Grayd Resource Corporation since 2003. He has been a Director of DiscFactories Corporation since 1999 and is periodically a Lecturer at Centennial College. Mr. Garson is a director of Colibri Resource Corp. He is a nominee for election for another term as Director.

Maurice Tsakok, a Director since May 2000, he holds a Mechanical Engineering degree (1974 University of Minnesota) as well as an MBA (Management Science)(1976 Hofstra University). From 1997 to date, he has been a principal director in Gemsco Management, Ltd. He was a Director of Xin Net Corp from 1999 to May 2004 and was a Director of Richco Investors Inc. from 1995 to October 2003.

Jie Yang, a Director, age 41, Director. He graduated from Beijing University of International Business & Economics, Beijing, China in 1984 and obtained a Bachelor of Economics. He has been director and Vice President of Honglu Invest -ment Holdings, Inc. since 2001; President of Sundecine Enterprises Inc. (1997-
2001); General Manager, Jianxin Trading Co., 1988-97; Assistant Customs Supervisor, Beijing Customs Administration, 1984-87. He is a nominee for election for another term as Director.

Zhi Wang, a director, ZHI WANG, age 47, Director. Finished diploma in business administration at China Radio & Television University ("CRTVU") in 1984 and pursued further studies in business administration under exchange program in Australia 1988. From 2001 to present, he has been Chairman and President of Honglu Investment Holdings, Inc., Tianyubofeng Science & Technology, Inc., a Chinese company in aluminum and carbon coke producing business, and Standard Hotel Management, Co. He is President and General Manager, Ziyuewentao Enterprises Inc., 1997 to present; General Manager, Tianjin Zangtong Trading Co., 1993; Managing Director of Hong Kong Zangtong Trading Co., 1990; CEO of Tibet Autonomous Region Economic & Trade Bureau, Beijing Office, 1987; Member, the Leading Team on Tibetan Economy, the State Council of China, 1984. He is a nominee for election for another term as Director.

NOMINEES FOR ELECTION AS DIRECTOR WHO ARE NOT CURRENTLY OFFICERS OR DIRECTORS

Xiaojun Ma, a Director, age 38. Mr. Ma earned his BA in Commerce from Beijing International Studies University in 1990. In 2001 he earned his MBA from Australian National University. From 1990 - 1996, Mr. Ma was a sales represent-ative with Tibet International trade Import & Export Corporation, Beijing Office (an international import and export in Tibet). From 1996 - 1998, Mr. Ma was General Manager Assistant for Tianjin Panyuan Technology Co. Ltd. (a Sino-America joint venture company producing three-dimensional animation and flash for advertisement and media companies). From 1998 - 2000, he was General Manager Assistant of Tibet Mountains & Waves Inc. (a Chinese company that owns and operates a three-star hotel in Jin Hai Hu Resort). From 2001 - 2004, Mr. Ma was Vice General Manager of Honglu Investmetn Holdings Inc. (an exploration and mining company).

Jing Wang, a Director, age 51. Ms. Wang earned her BA in Finance from Renmin University of China in 1983. From 1983-1993, Ms. Wang was the Accountant Direct, Financial Manager, and Director of Economy Research Office for the China Textile Industrial Engineering Institute, a textile consultant company. From 1993-1997, she was a member of Beijing Exploration & Design Industry Technology and Economy Committee, a company that manages and supervises companies and projects in the exploration and design industry. From 1993-1997, she was General Accountant and Economist for Beijing Exploration & Design Association Textile Industrial Engineering Consultation Limited. From 1997-1998, she was the General Accountant for Tianjin Tibet Express Trade Limited, an import and export company, and for Tianjin Panyuan Technology Co. Ltd., a joint venture company producing three-dimentional animation and flash for advertisement and media companies. From 1988 to the present, she has been CFO of Tibet Mountain & Waves Inc., a hotel management company, Honglu Investment Holdings Inc., a mining and exploration company, and Tianjin Tibet Express Trade Limited.


                                   PROPOSAL #1

                      NOMINATION AND ELECTION OF DIRECTORS

         The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is between 1 and 8. The Board has nominated five persons. At this Annual Meeting, a Board of five directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

         All the nominees are presently directors of the Company. In the event that any Management nominee shall become available, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

         The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

         The business experience of each director nominee is shown under "Manage -ment Experience" preceding this section in this Proxy Statement.

         THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

                       Anthony Garson
                       Zhi Wang
                       Jie Yang
                       Xiaojun Ma
                       Jing Wang

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.


                                   PROPOSAL #2

                         INDEPENDENT PUBLIC ACCOUNTANTS

            Clancy & Co., Independent Public Accountants, have been appointed as the Certifying Accountants for the period through fiscal year 2004 and shareholders are asked to ratify such appointment. Ratification of the appointment of Clancy & Co. as the Company's independent public accountants for the fiscal year ending December 31, 2005 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Clancy & Co. for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Clancy & Co. are expected to be present at the Annual Meeting to make statements if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

            Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Clancy & Co. as independent accountants for the Company's year ending December 31, 2005.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUTANTS.


                                   PROPOSAL #3

                 PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

                          INCREASE IN AUTHORIZED SHARES


     The Company seeks the approval of stockholders to amend the Articles of Incorporation of the Company to increase the authorized capital of the Company from 200,000,000 to 500,000,000 shares of common stock. Such increase is required to enable the Company to complete its remaining obligation under the Highland Acquisition Agreement dated November 5, 2004 which requires the issuance of an additional 65,000,000 shares of common stock and a finder's fee of 9,639,000 common shares.

The Highland Acquisition Transaction is described as follows:

On November 5, 2004, the Company and Highland Shareholders entered into a Share Exchange Agreement whereby the Company agreed to issue 85,000,000 of its common shares from treasury and an Agreement to Issue Shares for issuance of 65,000,000 of the Company's common shares in exchange for 50% of the issued and outstanding shares of Highland held by Highland Shareholders, pursuant to the terms and conditions hereafter set forth:

  1. If Highland Shareholders are unable to enter into a binding agreement on a share purchase and sale transaction (the "Definitive Agreement") with Continental Minerals Corp. ("Continental"), a company listed on the Toronto Venture Exchange, to sell and transfer the other 50% of the issued and outstanding shares of Highland (the "Remaining Shares") to Continental on or before March 30, 2005 (the "Outside Date"), or if either or both Continental and Highland Shareholders decide to terminate the Definitive Agreement pursuant to the terms and conditions therein on or before the Outside Date, then unless Highland Shareholders and the Company otherwise agree, Highland Shareholders shall sell and transfer the Remaining Shares to the Company at a nominal price, pursuant to the same terms and conditions contained hereunder as applicable to the parties then. This condition was timely met.

  2. Highland Shareholders have direct or indirect rights or options to, or interests in, (the rights, options and interests together are called ("Additional Rights")) 25 mineral prospects (including Xietongmen Copper-Gold Property) in Tibet, China (the "Additional Properties"), subject to terms and conditions and regulatory requirements attached to the Additional Rights. Highland Shareholders agreed to transfer and assign, or shall cause to be transferred and assigned, to the Company the Additional Rights for $1.00, subject to terms and conditions and regulatory requirements attached thereto, and terms and conditions herein. This assignment has been accomplished.

The Company also issued an Agreement to Issue Shares for 9,639,000 common shares as finder's fee for the transaction.

Highland fully and legally owns Tianyuan Mineral Exploration Ltd. ("Tianyuan"), as a wholly owned foreign enterprise ("WOFE") registered in Tibet, China, incorporated pursuant to relevant Chinese laws and regulations, which holds an exploration license covering Xietongmen Copper-Gold Property located near Xiong Village, Xietongmen County, Shigatse area, Tibet Autonomous Region, China.

On December 23, 2004, Highland shareholders entered into an option agreement with Continental. Continental can earn 50% interest of the issued and outstanding shares of Highland by agreement to pay $2,000,000 to Highland shareholders and investment of $3,000,000 and $2,000,000 by November 5, 2005 and November 5, 2006 respectively in Highland to fund the exploration of the Xietongmen Copper-Gold Property. Continental may earn a further 10% of the issued and outstanding shares of Highland, through the investment of an additional $3,000,000 by November 5, 2007 in Highland to fund exploration of the Xietongmen Copper-Gold Property. If Continental exercises its option to earn a further 10% equity interest in Highland by fulfilling the related terms and conditions, the Company shareholding in Highland will be reduced to 40%.

Under the Shareholders Agreement dated December 23, 2004 between Continental, the Company and other related parties, Continental will manage Highland and Tianyuan during the option period. Once the option is exercised, further funding of Highland would be proportional to interests held in the project, with a proportionate reduction in the shareholdings of any shareholder which fails to match the funding of the others. If the other parties' shareholdings in Highland fall below 15%, those parties may elect to convert their holdings to an entitlement of 12.5% of the after pay-back profit of Highland.

Net investment in Highland at September 30, 2005 follows:

Historical cost of 500,000 shares of Highland Mining Inc.       $ 800,000
Equity in undistrbuted losses of investee company                (800,000)
                                                                ----------
Investment in equity                                            $       -
                                                                ==========


        The Company does plan to issue shares to complete future transactions, none of which, future transactions, have been contracted for.

     The Company is committed to issue 65,000,000 shares of common stock under the Highland Acquisition Agreement. The whole agreement provided for the issuance of 150,000,000 for Highland's shares of which 85,000,000 were issued in 2004. A finder's fee of 9,639,000 shares to be issued was included in the Agreement in addition to the 150,000,000 shares.

        Outstanding as of November 14, 2005 -- 199,596,575 (1)
        Highland shareholders now hold 85,000,000 shares or 42% of the currently outstanding shares.

        To be issued under Highland Agreement -- 65,000,000

        Additional shares as finder's fee 9,639,000.

        Such shares to Highland shareholders will constitute 23.7% of the shares outstanding after the issuance under the Highland Acquisition Agreement.

        Total after Highland transaction --  274,235,575 (1) (100%)

(1) Does not include Management Options to acquire a total of 1,000,000 shares not included in the Highland Acquisiton Agreement.





Other Potential Transactions

            It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

            In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

     It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

            The rights of the existing holders of common stock will not be affected, except that the authorization of a large number of additional shares and the issuance of additional shares for future transactions will allow the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:


          1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders will be diluted from 99% to 40% upon authorization of the additional shares. Immediately after the Highland Acquisition issuances described hereinabove, the current existing sharehold-ers will own 46% of the authorized shares (as amended) and High-land shareholders will have received 150,000,000 common shares which will constitute 54% of the issued and outstanding common stock after the issuance of the 65,000,000 shares to the Highland shareholders. (Does not include finder's fee of 9,639,000 shares in the computations.)


          2. Control of the Company by existing stockholders may change due to new issuances.

          3. The election of the Board of Directors may be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

          4.   Business plans and operations may change.

          5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of any newly issued shares in the future.

          6. Management might use the additional shares issued in the future to resist or frustrate a third party transaction which could offer an above market premium that is favored by a majority of the independent shareholders.

        None of our Articles, Bylaws, Employment Agreements or Credit Agreements have any material anti-takeover consequences. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.


                                   PROPOSAL #4

                 PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

                                   NAME CHANGE

            The Company seeks the approval of stockholders to change the name of the Company from its current corporate name to Great China Mining, Inc.

            This requires an amendment to our Articles of Incorporation.

            We believe the name change in our Articles of Incorporation is in the best interest of our corporation to create a name which is not related to a defunct business attempt in the technology sector in which the company may never again engage.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NAME CHANGE. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

                              SHAREHOLDER PROPOSALS

         Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by the secretary of the Company at World Trade Centre, Suite 536, 999 Canada Place, Vancouver, BC V6C 3E2 Canada, not later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in May, 2006.

         Other Matters. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: ________________, 2005

                                       By Order of the Board of Directors


                                       By: ----------------------------------
                                           ________________, President

                                      PROXY

                            China NetTV Holdings Inc.
                          World Trade Centre, Suite 536
                           999 Canada Place, Vancouver
                                BC V6C 3E2 Canada

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 20 2005


     The undersigned hereby appoints Maurice Tsakok, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of China NetTV Holdings Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on December 20, 2005, at 11:30 a.m., at World Trade Centre, Suite 536, 999 Canada Place, Vancouver, Canada, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of the meeting and any adjournment thereof.


1. To elect directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

          Nominees:  [Anthony Garson, Xiaojun Ma, Jing Wang, Jie Yang, and Zhi
                     Wang]

         [_] FOR: nominees listed above (except as marked to the contrary below).

         [_] WITHHOLD authority to vote for nominee(s) specified below

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To appoint Clancy & Co., Chartered Accountants, as the auditor for the company for the year ensuing.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

3. To approve the Amendment of the Articles of Incorporation to increase the authorized capital to from 200,000,000 to 500,000,000 common shares.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

4. To change the name of the Company to Great China Mining, Inc. or as close thereto as is available and to authorize the Amendment of the Articles of Incorporation.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.



-----------------------                ----------------------------------------
# of Shares owned                             Signature of Stockholder


                                       -----------------------------------------
                                                        Printed Name



                                       ----------------------------------------
                                              Signature if held jointly



                                       ----------------------------------------
                                                        Printed name


                                        Dated: __________________________, 2005


 IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.